Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated February 26, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Master Event-Linked Bond Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Manager	Title	Length of Service on the Fund
Mario Clemente	Portfolio Manager	2021

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus:
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Mario Clemente, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2014.
More information on the portfolio manager may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
Caleb Wong will no longer serve as Portfolio Manager of the Fund. All references to Mr. Wong in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
O-MELB-SUMSTATSAI-SUP 022621